AMERICAN RESIDENTIAL PROPERTIES, INC. COMPANY PRESENTATION NOVEMBER 2015

EPS\Management Presentation\American Residential Properties - 602505097 DISCLAIMER AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS The information in this presentation has been prepared solely for informational purposes and does not constitute an offer to sell or the solicitation of an offer to purchase any securities. Some of the statements in this presentation constitute forward-looking statements. The forward-looking statements included in this presentation reflect American Residential Properties, Inc.’s (“ARPI’s”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause ARPI’s actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: ARPI’s ability to effectively deploy its capital; ARPI’s business and investment strategy; ARPI’s projected operating results; economic, demographic or real estate developments in ARPI’s markets; home value appreciation, employment growth, residential building permits, median household income and household formation in ARPI’s markets; defaults on, early terminations of or non-renewal of leases by ARPI’s tenants; ARPI’s ability to identify properties to acquire and to complete acquisitions; increased time and/or expense to gain possession and restore properties; ARPI’s ability to successfully operate acquired properties; projected operating costs; rental rates or vacancy rates; ARPI’s ability to obtain financing arrangements; general volatility of the markets in which ARPI participates; ARPI’s expected investments; interest rates and the market value of ARPI’s target assets; impact of changes in governmental regulations, tax law and rates and similar matters; ARPI’s ability to qualify and maintain ARPI’s qualification as a REIT; availability of qualified personnel; estimates relating to ARPI’s ability to make distributions to ARPI’s stockholders in the future; ARPI’s understanding of ARPI’s competition; and market trends in ARPI’s industry, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on the beliefs, assumptions and expectations of ARPI as to future events, taking into account all information currently available to ARPI. Forward-looking statements are not guarantees of future events or of ARPI’s performance. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARPI. If a change occurs, ARPI’s business, financial condition, liquidity, cash flows and results of operations may vary materially from those expressed in or implied by the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for ARPI to predict the occurrence of those matters or the manner in which they may affect ARPI. ARPI is not obligated to, and does not intend to, update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. ARPI makes no, and hereby disclaims any, representations or warranties as to the accuracy, completeness or fitness for a particular use of the data contained herein. Nothing herein should be construed as investment, financial, legal or similar advice. Please consult your own advisors for any such advice. 2

EPS\Management Presentation\American Residential Properties - 602505097 A SINGLE-FAMILY RENTAL PIONEER 3

EPS\Management Presentation\American Residential Properties - 602505097 WHO IS AMERICAN RESIDENTIAL PROPERTIES, INC.? An Experienced, Internally Managed Single-Family Rental Company with a National Footprint (1) Deutsche Bank, JP Morgan, Citibank, BAML, Morgan Stanley, Key Bank, Barclay’s, Raymond James and Comerica. Public Company • NYSE Listed Company (Ticker: ARPI) Experience & Proven Track Record • Founders have seven years of proven single-family rental operating experience, starting with own capital • Extensive history as real estate investment managers as well as expertise with public capital markets and securitization processes Centralized Operating Platform • Fully internalized operating and property management platform • Building regional and local leasing and property management infrastructure Resident-Centric Operating Strategy • Resident-centric operating philosophy designed to maximize revenue and resident retention Diversified, High-Quality Portfolio • As of September 30, 2015: − Own and manage $1.36B of assets − Portfolio of 8,938 homes in 38 MSAs in 12 states − Stabilized portfolio occupancy of 94.4% Proven Access to Institutional Capital • Raised over $1.6B of debt and institutional capital without reliance on private equity Broad-based Banking Support • Nine major financial institutions in $500MM corporate credit facility (with $750MM accordion) providing exceptional financial flexibility(1) Internally Managed & Experienced Independent Directors • Internally managed with clear shareholder and management alignment • Independent members of Board of Directors have extensive public company experience 4

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR STRATEGY? An Experienced, Internally Managed Single-Family Rental Company with a National Footprint A company with leadership, experience & a fully integrated operating platform – well-positioned to expand its portfolio and operations Disciplined Acquisition Strategy • Focus on markets with robust job growth, population in-migration and dynamic underlying economic fundamentals • Seek strong rental demand with potential for significant rent growth and home price appreciation • Capitalize on all sourcing channels (MLS, portfolio and auction) • Target newer homes with 3 to 4 bedrooms in good school districts within family-oriented communities Scale & Operational Efficiencies • National purchasing programs with major suppliers including Pittsburgh Paints, The Home Depot, Sears, and United Building Supply. • Property inspectors, leasing teams and maintenance technicians Research & Technology • Utilize geocoding technology to analyze variables on a street-by-street basis • Proprietary Enterprise Management System software developed to manage workflow and capture data from acquisition to restoration, leasing life-cycles, re-tenancy and routine maintenance • Electronic access to properties as well as mobile application integration for vendors and leasing agents Supply & Demand Fundamentals • Declining homeownership rate (63.7%(1)) and growing preference to rent among millennials • Tighter mortgage underwriting standards, inability to fund down payment and credit challenges • Looming housing shortage due to lack of builder activity (2008-2013) Benefits Relative to Multi-Family • Larger living spaces at lower rents ($0.70 PSF for ARPI portfolio vs $1.08 PSF for average multi-family unit(2)) • Lower turnover (35% vs 55%(2)) and longer resident tenure • Similar occupancy rates on a stabilized basis with substantial rent growth potential Extraordinary Opportunity • Tremendous asset base - 15MM single-family rental homes totaling $2.7 trillion(3) • Fragmented cottage industry with operating inefficiencies and lack of professional management (1) U.S. Census Bureau, September 2015 (2) National Apartment Association, 2014 Survey of Operating Income & Expenses in Rental Apartment Communities (3) John Burns Real Estate Consulting, LLC, U.S Housing Forecast & Analysis, September 2015 5

Who Runs & Oversees the Company?

Experienced Senior Management & Independent Directors

Experienced Senior Management Team				
Real Estate Experience	**Stephen Schmitz** Chairman & CEO Co-Founder > 30 years	**Laurie Hawkes** Director, President & COO Co-Founder > 30 years	**Shant Koumriqian** CFO 20 years	**Patricia Dietz** General Counsel & CCO > 15 years
Relevant Prior Experience	• Chief Investment Officer of Franchise Finance Corporation of America (NYSE: FFA)	• President & Partner at U.S. Realty Advisors, a $3B Private RE Firm • Managing Director at CS First Boston & Salomon Brothers specializing in Real Estate & Mortgage Investment Banking	• CFO of MPG Office Trust (NYSE: MPG) • Senior level management and audit positions at Arthur Andersen & Deloitte	• Senior Counsel, Vice President & Assistant Secretary at GE Capital, Franchise Finance (a division of NYSE: GE) • Vice President of Legal Services at Fidelity National Information Services (NYSE: FIS)

Independent Directors				
Public Company Experience	**Douglas Benham** 10 years	**David Brain** 15 years	**Keith Guericke** > 20 years	**Todd Mansfield** 20 years
Relevant Experience	• Former CEO of Arby's, Inc. • Director of Bob Evans Farms, Inc. (NASDAQ: BOBE) • Former Director of Sonic Corp. & O'Charley's, Inc.	• Former President & CEO, EPR Properties (NYSE: EPR)	• Former CEO & current Director & Vice Chairman, Essex Property Trust (NYSE: ESS)	• President & CEO, Crescent Communities, LLC • Former EVP at The Walt Disney Company (NYSE: DIS)

Clear alignment between ARPI management and shareholders

AMERICAN RESIDENTIAL PROPERTIES

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How Did We Build the Company?

Systematic & Disciplined Evolution of a SFR Pioneer

2008	2010	2012	2013	2014	2015
Founded ARP LLC	**Formed Phoenix Fund I**	**Formed ARPI**	**ARPI IPO**	**First Full Year on NYSE**	**Focus on Organic Revenue Growth**
• Recognized unique opportunity • Invested own capital to develop institutional standards, acquisition & operating platform • Began acquiring, restoring & operating SFR homes	• One of first to raise institutional equity dedicated to SFR opportunity • First to obtain structured credit facility for SFR from national commercial bank (Wells Fargo)	• Contributed operating & property management platform • Raised $371MM of equity in two Rule 144A offerings to institutional investors • Expanded operations into ten states	• Raised $287MM of equity through IPO & expanded into 13 states • Secured $380MM credit facility with accordion up to $500MM • Established national purchasing programs • Issued $115MM of five-year convertible notes	• Expanded regional infrastructure • Opened internal leasing office in Phoenix • Expanded credit facility to $500MM with accordion up to $750MM • Completed $342MM securitization transaction	• Realigned acquisitions and leasing teams to focus on improving occupancy while driving rent growth • Expanding regionalization initiative by opening internal leasing and maintenance operations based in core markets

It is not what we will do…it is what we have been doing for the past seven years

AMERICAN RESIDENTIAL PROPERTIES

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EPS\Management Presentation\American Residential Properties - 602505097 RECENT DEVELOPMENTS: Q3 15 UPDATE 8  Increased portfolio leased rate to 94.3%, up 0.7% from Q2’15, for a total increase of 13.6% since Q4‘14  Continued to drive strong rent growth • Attained average increase of 4.3% on newly executed leases nationwide • Achieved average increase of 5.2% on rent renewals across all markets  Resident retention rate to 65.2%  Focused on integrating and leveraging recent regional field personnel additions and technology to improve efficiencies, reduce turnover and improve days-to-cash-flow  Declared second quarterly cash dividend of $0.10 per share during Q3’15  Increased revenue, excluding net gain on real estate sales, by 3.4% to $31.8 million compared to prior quarter  Net Operating Income of $16.2 million  Continued to evaluate all opportunities to create value for shareholders  Authorized to repurchase up to $75 million of the Company’s common stock Focused on Driving Internal Revenue Growth and Improving Operational Efficiencies

EPS\Management Presentation\American Residential Properties - 602505097 AN EXPERIENCED OPERATING COMPANY 9

EPS\Management Presentation\American Residential Properties - 602505097 WHERE DO WE OWN PROPERTIES? Homes Owned 8,938 States 12 Average Age 18 years Average Size 1,827 sq. ft. Average Investment $150,133 Average Monthly Rent(2) $1,272 Total Occupancy 94% Stabilized Occupancy(3) 94% Markets with Job & Population Growth with Strong Rent & Home Price Appreciation Portfolio Overview(1) ARPI Corporate Headquarters Regional Office ARPI Market Portfolio Distribution(4) (1) As of September 30, 2015 (2) Average for 8,344 self-managed properties (excludes local operator portfolio) (3) Properties are considered stabilized when renovations have been completed and the properties have been leased or available for rent for a period of greater than 90 days. Properties with in-place leases at the date of acquisition are also considered stabilized even though these properties have not been renovated by us and may require future renovations to meet our standards. (4) By number of homes owned as of September 30, 2015 10 Phoenix, AZ 15% Dallas-Fort Worth, TX 12% Houston, TX 12% Atlanta, GA 12% Nashville, TN 9% Indianapolis, IN 6% Chicago, IL 6% Charlotte, NC 4% Raleigh, NC 3% Inland Empire, CA 3% All Other Markets 19%

What Is Our Organizational Structure?

A Vertically Integrated Platform Designed for Scale & Operating Efficiencies

ARPI Corporate Headquarters (Phoenix, AZ)

Acquisitions & Sourcing

- Market Evaluation
- Sourcing Management
- Underwriting
- Pricing
- Closing
- Utilize network of external agents nationwide

Property Management

- Property Management
  - Renovations, Re-tenancy & Maintenance
  - HOA Relations
  - Utilities Administration
- National Purchasing Programs
- National Quality Assurance
- Resident Services Call Center
- Deep bench of qualified & certified external contractors

Marketing, Leasing, & Resident Relations

- Branding & Market Awareness
- Leasing
- Resident Underwriting & Application Approval
- Social Media & Local Marketing Campaigns
- Resident Retention Program
- Experienced network of external regional leasing agents nationwide

Finance & Accounting

- Capital Raising & Financing
- Accounting & Tax Management
- Rent Collection
- Revenue Max Programs
- Vendor & Contractor Payments
- HOA, Tax & Utilities Payments
- SOX Compliance
- Risk Management

Information Technology & Data Systems

- Enterprise Technology System
- Database Management
- Market & Rental Data
- Performance Measurement & Management Reporting
- Research Library

Southwest: AZ, CA, NV

South Central: TX

North Central: IL, IN, OH

Southeast: TN, FL, GA, NC, SC

Regional & Local Operations

- Inspection and Leasing Specialists in Regional Offices
- National, Regional and Local Suppliers & Vendors
- "Feet-on-the-Street" External Leasing Agents with Internal Leasing Offices in Phoenix, Atlanta & North Carolina
- National Quality Assurance Inspectors

American Residential Properties

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EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE SELECT MARKETS? Our market strategy balances strong economic fundamentals, rent growth, HPA potential & discount to replacement cost to generate attractive risk-adjusted returns AVERAGE ANNUAL EMPLOYMENT GROWTH(1) (2015-2018) 3.1% 2.6% 1.1% 2.8% 2.5% 2.9% 3.0% 2.4% 0% 1% 2% 3% 4% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh National: 1.8% AVERAGE ANNUAL POPULATION GROWTH(1) (2015-2018) 3.2% 2.7% 2.6% 2.4% 1.9% 2.5% 3.0% 0% 1% 2% 3% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh National: 0.7% AVERAGE ANNUAL RENT PER LEASED HOME AS % OF AVERAGE INVESTMENT PER LEASED HOME(2) PROJECTED HOME VALUE APPRECIATION(4) (2015-2018) 8.6% 11.1% 11.8% 10.1% 9.8% 9.8% 9.6% 9.9% 10.7% 0% 4% 8% 12% 16% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh Other (3) Portfolio Wide: 10.3% 15.0% 11.0% 10.0% 13.0% 11.0% 12.0% 14.0% 13.0% 0% 4% 8% 12% 16% 20% 24% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh National: 15.0% Focus on Markets with Strong Macro- and Micro-Economic Fundamentals 12 See Supplemental Notes hereto for footnote references above

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE ACQUIRE PROPERTIES? Disciplined Acquisition Platform Utilizing Market Knowledge and Technology  School scores / educational attainment levels  Low crime index  Attractive rental fundamentals / family-friendliness metrics  Proximity to lifestyle amenities  Driving distance to employment centers  Access to major transportation routes  Low 3 & 4 bedroom single-family vacancy rates / rental saturation CRITICAL SUBMARKET CHARACTERISTICS  Analyze submarket rental supply / demand fundamentals  Rents/ acquisition yields / above average median income levels  3 & 4 bedroom, detached, entry-level homes  Generally post-1990 construction  Light-to-moderate restoration needs (typically 5% to 15% of purchase price)  Avoid FEMA Special Flood Hazard Areas DISCIPLINED ACQUISITION CRITERIA CUMULATIVE ACQUISITION VOLUME AND CHANNEL TYPE (Q2 2012 – Q3 2015) CUMULATIVE ACQUISITIONS BY CHANNEL TYPE (JUNE 2012 – SEPTEMBER 2015) MLS 46% Auction 12% Portfolio 42% 13 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 10000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Cumulative Portfolio Acquisitions Cumulative Auction Acquisitions Cumulative MLS Acquisitions 70 729 1,775 2,531 4,089 5,440 6,073 6,762 7,205 8,223 8,893 9,038 8,947 8,938

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR ACQUISITION CRITERIA? We Seek Significant Discounts to Replacement Cost 14 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 ARPI DISCOUNT TO REPLACEMENT COST BY MARKET(1)(2) RS Means 2014 Replacement Cost per Square Foot ARP Investment per Square Foot (Q3 2015) 33% 38% 37% 34% 21% 53% 30% 24% 29% 25% 14% 30% 39% 31% See Supplemental Notes hereto for footnote references above

EPS\Management Presentation\American Residential Properties - 602505097 HOW MUCH HAVE HOME PRICES APPRECIATED? Uneven Recovery has Created Opportunities to Buy at a Discount in Select Markets 15 Source for HPA: FHFA Purchase-Only & All Transactions Index as of September 30, 2015 See Supplemental Notes hereto for footnotes references above ARPI Portfolio (1) HPA Trends (2)(3) Time and Portfolio Weighted Metropolitan Statistical Area (4) Homes Total Investment (Millions) % of Total Investment Since Q2 2012 Last 12 Months Total Purchase Price (6) Total Investment (7) Phoenix-Mesa-Scottsdale, AZ 1,338 $199.0 14.8% 42.8% 5.8% 4.7% 4.3% Atlanta-Sandy Springs-Roswell, GA 1,042 $162.5 12.1% 34.9% 8.1% 1.3% 1.2% Houston-The Woodlands-Sugar Land, TX 1,106 $165.7 12.3% 31.5% 8.1% 2.2% 2.0% Nashville-Davidson-Murfreesboro-Franklin, TN 833 $149.4 11.1% 27.3% 8.8% 1.0% 0.9% Dallas-Plano-Irving, TX 733 $125.0 9.3% 31.2% 11.4% 1.3% 1.2% Chicago-Naperville-Arlington Heights, IL 511 $66.8 5.0% 17.6% 4.1% 0.6% 0.6% Charlotte-Concord-Gastonia, NC-SC 377 $61.5 4.6% 23.4% 8.2% 0.4% 0.4% Fort Worth-Arlington, TX 385 $61.5 4.6% 23.4% 8.8% 0.4% 0.4% Orlando-Kissimmee-Sanford, FL 348 $61.1 4.5% 38.6% 10.1% 0.6% 0.5% Corpus Christi, TX 240 $47.1 3.5% 18.8% 3.3% 0.3% 0.3% Riverside-San Bernardino-Ontario, CA 213 $38.6 2.9% 49.7% 6.6% 1.2% 1.1% Indianapolis-Carmel-Anderson, IN 535 $39.0 2.9% 12.6% 3.8% 0.2% 0.2% Raleigh, NC 241 $37.2 2.8% 15.8% 4.2% 0.2% 0.2% Winston-Salem, NC 234 $29.7 2.2% 11.7% 5.5% 0.2% 0.2% San Antonio-New Braunfels, TX 112 $16.0 1.2% 20.3% 10.3% 0.1% 0.1% Cincinnati, OH-KY-IN 84 $14.0 1.0% 11.1% 2.1% 0.1% 0.1% Wilmington, NC 49 $8.4 0.6% 10.3% 6.2% 0.0% 0.0% Las Vegas-Henderson-Paradise, NV 68 $7.5 0.6% 59.4% 7.1% 0.3% 0.2% Cape Coral-Fort Myers, FL 130 $6.9 0.5% 37.7% 11.2% 0.1% 0.1% Other MSAs 354 $50.1 3.7% 29.5% 8.6% 0.6% 0.6% Total / Weighted Averages (5) 8,947 $1,347.0 100.0% 30.3% 7.5% 16.0% 14.8%

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE RESTORE & MAINTAIN PROPERTIES? • Electronic access management • Project evaluation, pricing & project management via mobile applications • Vendor qualifications & quality assurance programs • In-house 24/7 Resident Services Center • Expansion of national purchasing programs Building on our experience, we are developing a consistent approach to restoration & maintenance across geographic markets RESTORATION & MAINTENANCE 16 Focus on Cost Effectiveness, Expediency, and Quality Control

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE SELECT VENDORS & MAINTAIN QUALITY? ARP Vendor Qualifications & Quality Assurance Program Building State-of-the-Art Services and Successful Partnerships while Leveraging Technology to Support Sustained Growth • Retain qualified general contractors, vendors, and suppliers in the industry • Provide advanced tools and technology for nationwide growth • Implement best practices and policies for mutual success • Create a common understanding of ARP standards with partners & vendors • Employ market-appropriate standards for assets nationwide • Comprehensive inspections for scoping and pricing • Inspections for restoration progress / completion to verify “rent-ready” status 17

EPS\Management Presentation\American Residential Properties - 602505097 COMMUNICATIONS • Resident Orientation Manual for Home Operation & Maintenance • Surveys for New Move-in, Maintenance Request Follow-up & Move-out • Monthly “Welcome Home” Resident newsletter • Broker Communications Blast (social media invitations, weekly “Hot List” blasts) SOCIAL MEDIA • Regular posts/updates on Facebook, Twitter, Pinterest & YouTube • Quarterly Social Media Resident Contests • Designing Spaces TV Segments on Lifetime Network • Holiday contests and promotions RESIDENT PROMOTIONS • Resident Gift Bags • Custom ARPI Door Mats & Key Fobs Broker e-blast of “Hot List” properties ADVERTISING • Zillow • Multiple Listing Service • Trulia • “For Rent” Yard Signs • Rentals.com WHAT IS OUR MARKETING & BRANDING STRATEGY? Resident Retention is Key to Revenue and Shareholder Value • ARPI website • Craigslist • Hot Pads • Weekly “Hot List: email blast to external brokers in each MSA 18

EPS\Management Presentation\American Residential Properties - 602505097 WHAT RENT INCREASES HAVE WE ACHIEVED? Average of 5.2% Rent Increases on Lease Renewals in Q3 2015 and 4.3% on Lease Turns while Maintaining 65.2% Resident Retention Renewals New Leases Market # of Renewals Average % Rent Increase # of Leases Average % Increase from Previous Lease Atlanta, GA 73 3.8% 50 4.4% Austin, TX - - 3 3.5% Charleston, SC - - - - Charlotte, NC 24 6.2% 36 3.1% Cincinnati, OH 1 6.0% 11 0.1% Corpus Christi, TX 12 5.1% 29 3.7% Dallas-Fort Worth, TX 58 5.1% 96 5.3% Fort Myers, FL 19 7.4% 4 15.1% Houston, TX 77 5.3% 125 5.8% Indianapolis, IN 49 5.2% 36 0.7% Jacksonville, FL 3 5.6% - - Las Vegas, NV 2 8.7% 6 1.7% Nashville, TN 62 5.6% 77 1.5% Orlando, FL 66 5.7% 15 10.6% Other CA 13 5.6% 4 13.9% Phoenix, AZ 134 5.2% 91 2.2% Raleigh, NC 30 5.1% 23 -1.3% Riverside-San Bernardino, CA 15 5.6% 20 5.2% San Antonio, TX 11 5.7% 11 6.5% Tampa, FL 6 5.2% 4 9.7% Wilmington, NC 9 5.3% 4 -4.6% Winston-Salem, NC 32 5.5% 23 5.7% Total / Weighted Average 696 5.2% 668 4.3% 19

EPS\Management Presentation\American Residential Properties - 602505097  Average tenure at current job is six years  Typically two-income household  Average head of household is in late 30s  Average of two children per household  Rental rate as percentage of household income approximately 20.5% SAMPLE PROFILE OF ARPI RESIDENTS (1) The averages/ratios are based on information derived from only that portion of leases in ARP’s portfolio entered into between approximately May 2013 to September 30, 2015 and does not reflect any lease entered into prior to such date or any lease of a property where such property was acquired by ARPI in a portfolio acquisition. (2) Figures include only leases underwritten by ARPI. These figures do not reflect acquired leases where there is a tenant in place at time of acquisition. (3) State Median Household income based on U.S. Census 2013 American Community Survey (4) Excludes local operator portfolio properties. SAMPLE RESIDENT PROFILE(1) Average Resident is part of a two-income household with stable income Region Southwest South- Central Midwest(4) Southeast Sample Resident Profile Statistics(1) AZ CA NV TX IN OH TN NC SC GA FL TOTAL(4) Average Rental Rate $1,053 $1,375 $1,069 $1,527 $797 $1,458 $1,463 $1,245 $1,144 $1,313 $1,229 $1,313 Average Rental Price/SF $0.61 $0.78 $0.69 $0.76 $0.54 $0.80 $0.79 $0.71 $0.77 $0.62 $0.71 $0.70 Average ARPI Household Income (2) $63,508 $73,837 $60,616 $95,965 $45,097 $83,575 $94,222 $85,262 $64,644 $79,344 $71,114 $74,290 State Median Household Income(3) $57,163 $68,222 $59,462 $61,208 $59,428 $61,030 $54,691 $56,111 $54,686 $57,458 $55,774 $51,939 Average ARPI Income to Rent Ratio(2) 5.03 4.48 4.72 5.24 5.23 4.78 5.37 5.71 4.71 5.04 4.82 4.87 Average ARPI Rent to Income Ratio(2) 19.9% 22.3% 21.2% 19.1% 19.1% 20.9% 18.6% 17.5% 21.2% 19.9% 20.7% 20.5% Average Renewal Rent Increase (Q3 2015) 5.2% 5.6% 8.7% 5.2% 5.2% 6.0% 5.6% 5.6% 6.0% 3.8% 6.0% 5.2% Average Increase on New Leases (Q3 2015) 2.2% 6.6% 1.7% 5.4% 0.7% 0.1% 1.5% 2.3% 0.0% 4.4% 11.2% 4.3% 20

EPS\Management Presentation\American Residential Properties - 602505097 WHAT ARE THE OPPORTUNITIES FOR FUTURE GROWTH? Robust Investment Pipeline, Growing Rental Demand & Potential Housing Shortage • Foreclosure inventory- Over 3.8 MM non-performing mortgages (1) • Consolidation - Sub-scale SFR operators with limited capital access • Existing SFR market - 35% of total rental market (~$2.7 trillion)(1) ROBUST SUPPLY PIPELINE • Financial crisis- Housing crash created 6 MM+ potential rental households • Credit challenges -Families unable to afford down payment or obtain mortgage financing • Millennials –Prefer flexibility of renting for job mobility and maintenance services • Housing Shortage – New inventory (2008-2013) has not kept pace with population growth SOLID AND INCREASING DEMAND (1) John Burns Real Estate Consulting, LLC, September 2015. 63% 26% 11% Type Homes (millions) Total 134.8 Owner Occupied 75.6 Multi-Family Rental 31.5 Single-Family Rental 12.8 Vacant 14.9 Owner Occupied Multi-Family Rental OCCUPIED HOMES(1) SFR ~$2.7 trillion LONG-ESTABLISHED COMPONENT OF U.S. HOUSING MARKET • 1 in 8 occupied single-family homes are rentals (1) • ~35% of the total rental market is SFR (~$2.7 trillion) • Opportunity may dwarf multi-family public REIT market • Highly fragmented ownership • “Mom & pop” and regional owners / operators 21

EPS\Management Presentation\American Residential Properties - 602505097 FINANCIAL OVERVIEW 22

EPS\Management Presentation\American Residential Properties - 602505097 HOW DID WE PERFORM DURING 2014?  Increased total revenue by 129% to $87 million during FYE 2014 compared to FYE 2013.  Achieved Core FFO attributable to common stockholders of $12.4 million, or $0.38 per diluted share in FYE 2014, an increase of 142% over prior year.  Produced FFO attributable to common stockholders of $8.5 million, or $0.26 per diluted share in FYE 2014 compared to negative $(3.5) million, or $(0.13) per diluted share in FYE 2013.  Invested $457 million to acquire 2,839 homes, bringing our portfolio to 8,893 homes as of December 31, 2014  Increased the leased rate on our total portfolio to 81% as of December 31, 2014, up from 75% as compared to December 31, 2013.  Achieved a leased rate of 92% on stabilized properties as of December 31, 2014.  Increased total leased properties by 2,645 homes during FYE 2014, a 58% increase in the number of leased properties as of December 31, 2013.  Achieved rent increases averaging over 3% on renewals with an overall average resident retention rate in excess of 70% during FYE 2014.  Raised $341 million in gross proceeds, with an effective weighted average spread over LIBOR of 2.11%, through the securitization of a portfolio of 2,876 single-family homes. 23 Strong Progress in Occupancy and Financial Stability

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR CAPITAL STRUCTURE?  Flexible Capital Structure  Adequate liquidity to finance operations (1) Based on 33.5 million shares, including RSUs, OP units, LTIP units (vested and unvested) and a $15.03 closing price on November 13, 2015. (2) As of September 30, 2015 (3) Availability under $500 million credit facility is subject to borrowing base limitations which may limit ARPI’s ability to fully draw on this facility (does not include the accordion feature up to $750 million) 24 Equity Market Capitalization(1) $ 503 Outstanding Under Credit Facility $ 335 Exchangeable Senior Notes(3) $ 115 Asset-Backed Securitization $ 342 Total Capitalization $ 1,295 Debt / Total Capitalization 61% SEPTEMBER 30, 2015 CAPITALIZATION ($MM) SEPTEMBER 30, 2015 LIQUIDITY ($MM) Cash and Cash Equivalents(2) $ 22 Undrawn Credit Facility(3) $ 165 Total Liquidity $ 187 Demonstrated Experience with Long Track Record of Raising Equity & Debt Capital

EPS\Management Presentation\American Residential Properties - 602505097 AMERICAN RESIDENTIAL PROPERTIES, INC. ________________________________________________ Note: Properties pictured throughout the presentation are sample properties included in the ARPI’s portfolio, but not necessarily representative of all properties in the portfolio. RALEIGH, NC DALLAS, TX PHOENIX, AZ NASHVILLE, TN CORPUS CHRISTI, TX RIVERSIDE, CA 25

EPS\Management Presentation\American Residential Properties - 602505097 ARPI INVESTMENT THESIS 26 Compelling demographics driving SFR demand Strong position in robust core markets Focused strategy for accelerating organic growth Demand driving occupancy and rental increases Flexible capital structure Superior returns on a risk-adjusted basis

EPS\Management Presentation\American Residential Properties - 602505097 APPENDIX 27

EPS\Management Presentation\American Residential Properties - 602505097 STRATEGICALLY ACQUIRED PORTFOLIO See Supplemental Notes hereto for footnote references above 28 Total Portfolio of Single-Family Homes Leased Homes MSA/Metro Division Number of Homes Average Capitalized Purchase Price Per Home Average Capital Expenditures Per Home(1) Average Gross Book Value Per Home(2) Gross Book Value (thousands) Percentage Homes Leased(3) Average Age (years) Average Size (square feet) Average Monthly Rent(4) Annual Average Rent as a Percentage of Average Gross Book Value(5) Phoenix, AZ 1,338 $ 137,185 $ 10,690 $ 147,875 $ 197,856 97.2% 18 1,724 $ 1,053 8.6% Dallas-Fort Worth, TX 1,118 $ 152,894 $ 14,093 $ 166,987 $ 186,691 95.2% 12 2,103 $ 1,547 11.1% Houston, TX 1,106 $ 139,479 $ 9,435 $ 148,914 $ 164,699 91.0% 8 1,934 $ 1,456 11.8% Atlanta, GA 1,042 $ 139,499 $ 16,599 $ 156,098 $ 162,654 94.7% 17 2,104 $ 1,314 10.1% Nashville, TN 833 $ 165,593 $ 13,561 $ 179,154 $ 149,235 94.6% 12 1,864 $ 1,463 9.8% Florida 618 $ 127,476 $ 15,706 $ 143,182 $ 88,486 96.0% 15 1,727 $ 1,229 10.3% Other Texas 375 $ 166,644 $ 13,666 $ 180,310 $ 67,616 93.9% 11 1,978 $ 1,672 11.1% Charlotte, NC-SC 377 $ 153,165 $ 9,815 $ 162,980 $ 61,444 95.5% 11 2,046 $ 1,300 9.6% Inland Empire, CA 213 $ 156,540 $ 25,512 $ 182,052 $ 38,777 97.7% 17 1,915 $ 1,477 9.7% Raleigh, NC 241 $ 143,825 $ 9,554 $ 153,379 $ 36,964 94.2% 10 1,746 $ 1,267 9.9% Indianapolis, IN 455 $ 60,634 $ 12,926 $ 73,560 $ 33,470 85.1% 51 1,351 $ 797 13.1% Winston-Salem, NC 234 $ 121,591 $ 5,228 $ 126,819 $ 29,676 84.2% 13 1,426 $ 1,142 10.9% Other California 80 $ 110,527 $ 22,990 $ 133,517 $ 10,681 98.8% 37 1,335 $ 1,106 9.9% Las Vegas, NV 68 $ 96,979 $ 13,759 $ 110,738 $ 7,530 95.6% 16 1,553 $ 1,069 11.5% Other MSA/Metro Divisions 246 $ 140,103 $ 9,091 $ 149,194 $ 36,703 88.2% 11 1,639 $ 1,292 10.3% Total/Weighted Average Portfolio of Self-Managed Homes 8,344 $ 139,623 $ 12,880 $ 152,503 $ 1,272,482 93.9% 16 1,859 $ 1,313 10.3% Chicago, IL 511 $ 128,323 $ 65,573 100.0% 56 1,406 $ 794 7.4% Indianapolis, IN 83 $ 46,139 $ 3,830 100.0% 60 1,160 $ 354 9.2% Total/Weighted Average Portfolio of Local Operator Homes 594 $ 116,839 $ 69,403 100.0% 57 1,372 $ 733 7.5% Total/Weighted Average Total Portfolio 8,938 $ 150,133 $ 1,341,885 94.3% 18 1,827 $ 1,272

EPS\Management Presentation\American Residential Properties - 602505097 STRATEGICALLY ACQUIRED PORTFOLIO See Supplemental Notes hereto for footnote references above 29 Portfolio of Stabilized (1) Single-Family Homes - September 30, 2015 (unaudited) MSA/Metro Division Number of Homes Average Gross Book Value Per Home (2) Homes Leased Homes Vacant (3) Percentage Leased Phoenix, AZ 1,337 $ 147,925 1,300 37 97.2% Dallas-Fort Worth, TX 1,118 $ 166,987 1,064 54 95.2% Houston, TX 1,106 $ 148,914 1,007 99 91.0% Atlanta, GA 1,039 $ 156,166 987 52 95.0% Nashville, TN 833 $ 178,885 788 45 94.6% Florida 618 $ 142,969 593 25 96.0% Indianapolis, IN 445 $ 74,275 387 58 87.0% Charlotte, NC-SC 377 $ 162,968 360 17 95.5% Other Texas 375 $ 180,310 352 23 93.9% Raleigh, NC 241 $ 153,373 227 14 94.2% Winston-Salem, NC 234 $ 126,819 197 37 84.2% Inland Empire, CA 213 $ 182,052 208 5 97.7% Other California 80 $ 133,517 79 1 98.8% Las Vegas, NV 68 $ 110,738 65 3 95.6% Other MSA/Metro Divisions 246 $ 149,184 217 29 88.2% Total/Weighted Average Self-Managed Portfolio 8,330 $ 152,652 7,831 499 94.0% Chicago, IL 511 $ 128,323 511 — 100.0% Indianapolis, IN 83 $ 46,139 83 — 100.0% Total/Weighted Average Local Operator Portfolio 594 $ 116,839 594 — 100.0% Total/Weighted Average Total Portfolio 8,924 $ 150,268 8,425 499 94.4%

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS THE PROFILE OF THE PORTFOLIO BY GEOGRAPHIC DISTRIBUTION? 30 Phoenix, AZ $197,856 15% Dallas-Fort Worth, TX $186,691 14% Houston, TX $164,699 12% Atlanta, GA $162,654 12% Nashville, TN $149,235 11% Florida $88,486 7% Other Texas $67,616 5% Chicago, IL $65,573 5% Charlotte, NC-SC $61,444 5% Inland Empire, CA $38,777 3% Indianapolis, IN $37,300 3% Raleigh, NC $36,964 3% Other MSA/Metro Divisions $36,703 3% Winston-Salem, NC $29,676 2% Other California $10,681 1% Las Vegas, NV $7,530 1% DISTRIBUTION BY MARKET AS A % OF TOTAL INVESTMENT- SEPTEMBER 30, 2015 (IN THOUSANDS)

EPS\Management Presentation\American Residential Properties - 602505097 BALANCE SHEET 31 Consolidated Balance Sheet (amounts in thousands) September 30, 2015 (unaudited) December 31, 2014 Assets Investment in real estate: Land $ 252,175 $ 249,151 Building and improvements 1,078,713 1,042,954 Furniture, fixtures and equipment 10,997 9,508 1,341,885 1,301,613 Less: accumulated depreciation (97,511) (58,010) Investment in real estate, net 1,244,374 1,243,603 Mortgage financings 20,986 21,097 Cash and cash equivalents 21,692 21,270 Restricted cash 12,752 11,473 Acquisition deposits — 2,561 Rents and other receivables, net 3,422 4,583 Deferred leasing costs and lease intangibles, net 4,052 3,391 Deferred financing costs, net 11,169 13,037 Investment in unconsolidated ventures 24,647 25,691 Goodwill 3,500 3,500 Other, net 12,518 10,567 Total assets $ 1,359,112 $ 1,360,773 Liabilities and Equity Liabilities: Revolving credit facility $ 335,000 $ 311,000 Exchangeable senior notes, net 104,406 102,188 Securitization loan, net 340,923 340,675 Accounts payable and accrued expenses 30,606 23,507 Security deposits 10,294 7,919 Prepaid rent 2,715 2,919 Total liabilities 823,944 788,208 Equity: American Residential Properties, Inc. stockholders’ equity: Preferred stock, $0.01 par value, 100,000,000 shares authorized; no shares issued and outstanding — — Common stock, $0.01 par value, 500,000,000 shares authorized; 32,211,326 and 32,195,280 shares issued and outstanding at September 30, 2015 and December 31, 2014. 322 322 Additional paid-in capital 628,923 628,662 Accumulated other comprehensive loss (129) (96) Accumulated deficit (106,878) (68,101) Total American Residential Properties, Inc. stockholders’ equity 522,238 560,787 Non-controlling interests 12,930 11,778 Total equity 535,168 572,565 Total liabilities and equity $ 1,359,112 $ 1,360,773

EPS\Management Presentation\American Residential Properties - 602505097 STATEMENT OF OPERATIONS 32 Condensed Consolidated Statement of Operations Three Months Ended September 30, Nine Months Ended September 30, 2015 2014 2015 2014 Revenue: Self-managed rental revenue $ 29,959 $ 21,078 $ 84,051 $ 53,818 Local operator rental revenue 1,348 1,273 4,014 3,951 Management services (related party) — 100 107 321 Interest and other 660 1,034 3,337 3,603 Total revenue 31,967 23,485 91,509 61,693 Expenses: Property operating and maintenance 9,548 5,258 23,259 14,337 Real estate taxes 5,334 4,239 15,941 11,011 Homeowners’ association fees 722 540 2,143 1,505 Acquisition — 98 85 179 Depreciation and amortization 16,171 12,576 47,064 32,960 General, administrative and other 4,839 4,056 13,341 11,274 Interest 7,725 5,961 22,677 15,060 Total expenses 44,339 32,728 124,510 86,326 Loss from continuing operations before equity in net income (loss) of unconsolidated ventures (12,372) (9,243) (33,001) (24,633) Equity in net income (loss) of unconsolidated ventures — (84) 10 (230) Net loss (12,372) (9,327) (32,991) (24,863) Net loss attributable to non-controlling interests 262 165 659 423 Net loss attributable to common stockholders $ (12,110) $ (9,162) $ (32,332) $ (24,440) Basic and diluted loss per share: Net loss attributable to common stockholders $ (0.38) $ (0.28) $ (1.01) $ (0.76) Weighted-average number of shares of common stock outstanding 32,168,878 32,153,307 32,164,563 32,139,807 Dividend per common share $ 0.10 — $ 0.20 —

EPS\Management Presentation\American Residential Properties - 602505097 NET LOSS TO FFO RECONCILIATION 33 The following is a reconciliation of net income (loss) (which we believe is the most comparable GAAP measure) to funds from operations, or FFO. Also presented is information regarding the weighted-average number of shares of our common stock outstanding used for the basic and diluted computation per share (amounts in thousands, expect share and per-share amounts): FFO is a widely recognized measure of REIT performance. We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (as computed in accordance with GAAP), excluding gains from disposition of property (but including impairments and provisions for losses on property held for sale), plus real estate-related depreciation and amortization (including capitalized leasing costs). 1) Based on a weighted-average interest in the Company’s operating partnership of approximately 97.90% and 98.23%, for the three months ended September 30, 2015 and 2014, respectively, and 98.01% and 98.30% for the nine months ended September 30, 2015 and 2014, respectively 2) Assumes the issuance of potentially issuable shares unless the result would be anti-dilutive. Potentially issuable shares include operating partnership units, vested LTIP unit interests in the Company’s operating partnership (“LTIP units”), unvested LTIP units and unvested restricted common stock. Three Months Ended September 30, Nine Months Ended September 30, 2015 2014 2015 2014 Net loss $ (12,372) $ (9,327) $ (32,991) $ (24,863) Add: Depreciation and amortization of real estate assets 15,789 12,328 46,114 32,332 Less: Gain on sale of real estate (198) — (1,565) — FFO $ 3,219 $ 3,001 $ 11,558 $ 7,469 FFO attributable to common stockholders(1) $ 3,151 $ 2,948 $ 11,328 $ 7,342 FFO per share of common stock Basic $ 0.10 $ 0.09 $ 0.35 $ 0.23 Diluted(2) $ 0.10 $ 0.09 $ 0.34 $ 0.22 Weighted-average number of shares of common stock outstanding: Basic 32,168,878 32,153,307 32,164,563 32,139,807 Diluted(2) 32,906,900 32,806,646 32,899,193 32,754,972

EPS\Management Presentation\American Residential Properties - 602505097 FFO & CORE FFO RECONCILIATION 34 Reconciliation to FFO & Core FFO The following is a reconciliation of funds from operations (FFO) to Core FFO. Also presented is information regarding the weighted-average number of shares of our common stock outstanding used for the basic and diluted computation per share: (1) Includes acquisition expenses primarily related to costs incurred on acquired properties subject to an existing lease and accounted for as a business combination, in accordance with GAAP. (2) Based on a weighted-average interest in the Company’s operating partnership of approximately 97.90% and 98.23%, for the three months ended September 30, 2015 and 2014, respectively, and 98.01% and 98.30% for the nine months ended September 30, 2015 and 2014, respectively. (3) Assumes the issuance of potentially issuable shares unless the result would be anti-dilutive. Potentially issuable shares include operating partnership units, vested LTIP units, unvested LTIP units and unvested restricted common stock. Three Months Ended September 30, Nine Months Ended September 30, 2015 2014 2015 2014 FFO $ 3,219 $ 3,001 $ 11,558 $ 7,469 Add: Acquisition expense(1) — 98 85 179 Add: Severance Expense 519 — 519 — Add: Non-cash interest expense related to amortization of discount on debt 854 755 2,466 2,111 Core FFO $ 4,592 $ 3,854 $ 14,628 $ 9,759 Core FFO attributable to common stockholders(2) $ 4,496 $ 3,786 $ 14,337 $ 9,593 Core FFO per share of common stock Basic $ 0.14 $ 0.12 $ 0.45 $ 0.30 Diluted(3) $ 0.14 $ 0.12 $ 0.44 $ 0.29 Weighted-average number of shares of common stock outstanding: Basic 32,168,878 32,153,307 32,164,563 32,139,807 Diluted(3) 32,906,900 32,806,646 32,899,163 32,754,972

EPS\Management Presentation\American Residential Properties - 602505097 NET OPERATING INCOME (NOI) AND NOI MARGIN 35 Three Months Ended September 30, Nine Months Ended September 30, 2015 2014 2015 2014 NOI – Self-managed rental revenue: Self-managed rental revenue $ 29,959 $ 21,078 $ 84,051 $ 53,818 Property operating expenses: Property operating and maintenance 9,548 5,258 23,259 14,337 Real Estate Taxes 5,334 4,239 15,941 11,011 Homeowners’ association fees 722 540 2,143 1,505 Total property operating expenses 15,604 10,037 42,708 26,965 Net operating income – self-managed $ 14,355 $ 11,041 $ 42,708 $ 26,965 Net operating income margin – self-managed 47.9% 52.4% 50.8% 50.1% NOI – Total revenue: Total revenue $ 31,967 $ 23,485 $ 91,509 $ 61,693 Less: Gain on sale of assets 198 — 1,565 — Revenue excluding gain 31,769 23,485 89,944 61,693 Total property operating expenses 15,604 10,037 41,343 26,853 Net operating income $ 16,165 $ 13,448 $ 48,601 $ 34,840 Net operating income margin 50.9% 57.3% 54.0% 56.5%

EPS\Management Presentation\American Residential Properties - 602505097 NET OPERATING INCOME (NOI) AND NOI MARGIN 36 Net Operating Income ("NOI") and NOI margin are supplemental non-GAAP financial measures. NOI excludes acquisition, depreciation and amortization, general, administrative and other and interest expenses. We consider NOI to be a meaningful financial measure because we believe it is helpful to investors in understanding operating performance and operating margin of our single-family rental properties. NOI should not be used as a substitute for net income (loss) or net cash flows from operating activities (as computed in accordance with GAAP). The following is a reconciliation of NOI to net loss determined in accordance with GAAP: Three Months Ended September 30, Nine Months Ended September 30, 2015 2014 2015 2014 Loss from continuing operations before equity in net (loss) income of unconsolidated ventures $ (12,372) $ (9,243) $ (33,001) $ (24,633) Acquisition — 98 85 179 Depreciation and amortization 16,171 12,576 47,064 32,960 General, administrative and other 4,839 4,056 13,341 11,274 Interest 7,725 5,961 22,677 15,060 Less: Gain on sale of assets (198) — (1,565) — NOI – Total revenue $ 16,165 $ 13,448 $ 48,601 $ 34,840 Local operator rental revenue (1,348) (1,273) (4,014) (3,951) Management services (related party) — (100) (107) (321) Interest and other (660) (1,034) (3,337) (3,603) Add: Gain on sale of assets 198 — 1,565 — NOI – Self-managed rental revenue $ 14,355 $ 11,041 $ 42,708 $ 26,965

EPS\Management Presentation\American Residential Properties - 602505097 SUPPLEMENTAL NOTES 37 Page 12 | Focus on Markets with Strong Macro- and Micro-Economic Fundamentals (1) Represents 2015 to 2018 projections per John Burns Real Estate Consulting estimates (May 2015). Annual averages represent 4-year compound annual growth rate from 2015-2018 (inclusive), measured from actual 2014 base. Actual values may differ materially from estimates. (2) Relates to ARPI’s portfolio of self-managed homes. Represents annualized average monthly rent per leased home as a percentage of our average investment (average purchase price per home plus average capital expenditures) per leased home. Does not include a provision for payment of ongoing property expenses (such as insurance, taxes, HOA fees and maintenance) or an allocation of our general and administrative expense, all of which materially impact ARPI’s results. Data as of September 30, 2015. (3) Includes all other MSAs nationwide that are not otherwise listed on this chart in which ARPI owns self-managed properties as of September 30, 2015. (4) Represents 2015 to 2018 (inclusive) projections per John Burns Real Estate Consulting’s Burns Home Value Index (September 2015). Actual values may differ materially from those estimated. Page 14 | Acquired Properties at Significant Discount to Replacement Cost (1) Replacement costs calculated using a weighted average of ARPI’s typical “average” quality homes and “economy” quality homes in each market input into RS Means 2014 Replacement Cost modeling software to arrive at a blended replacement cost per square foot for each market. (2) Percentages on chart represent ARPI’s average discount to calculated replacement cost on a square foot basis in each market. Page 15 | Home Price Appreciation in our Core Markets (1) As of September 30, 2015 (2) FHFA Purchase-Only & All Transactions Index as of Q2 2015 (3) Represents HPA for the applicable metropolitan statistical area (MSA). ARPI’s portfolio in each market may not be representative of the entire MSA; therefore, the HPA experienced by ARPI’s portfolio in each market may not be the same as the HPA experienced in the entire MSA and could be materially different. (4) Because the FHFA and ARPI define markets and MSAs differently, number of homes and total investment show on this chart for each market may not equal those amounts shown in other charts in this presentation. (5) Weighted average HPA is calculated by applying the percentage of ARPI’s total portfolio invested in each of the applicable MSAs as of September 30, 2015 to the HPA experienced in the applicable market as a whole during the periods presented. ARPI’s portfolio in each market includes homes purchased by ARPI only in certain sub-markets within each of the MSAs. In addition, ARPI’s portfolio in each market includes homes purchased at different times, including recently after the applicable market had already experienced a portion of the HPA shown. Therefore, the HPA experienced by ARPI’s portfolio in each market is likely not the same as the HPA experienced in the entire MSA during the periods presented and the weighted average HPA figures shown are not indicative of the actual HPA experienced by ARPI (6) Represents the average HPA weighted for time based on the property acquisition date and the total purchase price as a percentage of the total portfolio purchase price in each of the applicable MSAs. (7) Represents the average HPA weighted for time based on the property acquisition date and the total investment, which includes purchase price and additional capital investment, as a percentage of the total investment in each of the applicable MSAs. Page 28 | Strategically Acquired Portfolio (1) Represents average capital expenditures per home as of September 30, 2015. Does not include additional expected or future capital expenditures. (2) For self-managed homes, represents average purchase price plus average capital expenditures. For homes leased to our local operators, represents purchase price paid by us for the portfolio divided by the number of homes in the portfolio and does not include past, expected or budgeted general and administrative expenses associated with ongoing monitoring activities of our investment. The local operator is obligated to pay for all taxes, insurance, other expenses and capital expenditures required for the management, operation and maintenance of the properties. If a local operator defaulted on its contractual obligations to pay any of the foregoing expenses, we could incur unexpected significant costs related to our investment. (3) We classify homes leased to our local operators as 100% leased, because each local operator is obligated to pay us 100% of the base rent specified in the applicable lease irrespective of whether or not the homes are occupied by residential sub-tenants. This does not mean that 100% of the homes leased to local operators are occupied by residential sub-tenants. If a local operator is unable to lease a material number of the homes it leases from us to residential sub-tenants, it may adversely affect the operator’s ability to pay rent to us under the lease. (4) For self-managed homes, represents the average monthly rent per leased home. For homes leased to our local operators, represents the initial annual base rent payable to us by the local operator pursuant to the portfolio lease divided by 12 and then divided by the number of homes included in the lease. Average monthly rent for leased homes may not be indicative of average rents we may achieve on our vacant homes. (5) For self-managed homes, represents annualized average monthly rent per leased home as a percentage of our average investment (average purchase price per home plus average capital expenditures) per leased home. Does not include a provision for payment of ongoing property expenses. Accordingly, it should not be interpreted as a measure of profitability, and its utility in evaluating the Company’s business is limited. Average annual rent for leased homes may not be indicative of average rents we may achieve on our vacant homes. Page 29 | Strategically Acquired Portfolio (1) Properties are considered stabilized when renovations have been completed and the properties have been leased or available for rent for a period of greater than 90 days. Properties with in-place leases at the date of acquisition are also considered stabilized even though these properties have not been renovated by us and may require future renovations to meet our standards. (2) Represents average purchase price plus average capital expenditures. (3) As of September 30, 2015, 426 homes were available for rent and 73 homes were undergoing renovation.